Manor

Investment Funds

3rd Quarter Report
September 30, 2021
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900   800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

September 30, 2021

Dear Fellow Shareholders:

The stock market managed to record a small gain during the 3rd Quarter of 2021, but the return paled in comparison to the previous five consecutive quarters of above average performance. Economically sensitive sectors such as Industrials and Materials underperformed, while Technology, Financials, and Health Care sectors outperformed. Rising interest rates pushed bonds lower, generating negative returns in intermediate and longer-term securities.

The Dude's Dilemma

"It's a very complicated case. . . You know, a lotta ins, lotta outs, lotta what-have-yous." That is how "The Dude" described his dilemma in "The Big Lebowski". In reality, however, it wasn't all that complicated. The Dude, a deadbeat ne'er-do-well, was entrusted to deliver a $1 million dollar ransom. Not surprisingly, he didn't make the drop and lost the money. His efforts were now focused on finding a way to get the money back so he could get back to life as he knew it, bowling and drinking with his friends.

The market's dilemma these days is complicated, and just like The Dude, it revolves around money, the Fed's money, a lot of it, and how the Fed is going to get it back. Over the past several years the Fed has been expanding its balance sheet through the outright purchase of government debt, a process known as "quantitative easing." In 2008 the Fed balance sheet was less than $1 trillion. It doubled to $2.2 trillion the next year, and doubled again by 2014. It doubled again over the last two years, and is now more than $8.4 trillion. The Fed needs to return its balance sheet to more normal levels, but that reversal, known as "quantitative tightening", could push interest rates higher and tank the economy, at a time that the economy is already struggling with supply chain issues and inflationary pressures. The Fed's dilemma has generated speculation about "tapering", "dot charts", and "transitory" inflation (a lotta what-have-yous, as per The Dude).

The stock market managed to generate a small positive return during the 3rd Quarter of 2021. Strong earnings lifted stocks early in the quarter, assisted by supportive comments from the Fed indicating a reluctance to tighten policy too fast. That began to change later in the quarter as growth and inflation concerns began to surface. As the quarter progressed, economists began to revise their real GDP (inflation adjusted Gross Domestic Product) expectations for 2021 from 7% down to 5.9%. At the same time, the Fed raised its inflation estimate for 2021 to 4.2%, up from its previous estimate of 3.4%. Both of these inflation measures are well above the Fed's stated long-term inflation target of 2.5%. In addition, the Fed seemed to walk back from its description of inflation being "transitory", raising additional concerns that we could be heading into "stagflation", a period of slowing growth and persistent inflation.

But, as The Dude said, it's very complicated. In addition to uncertainty about the timing of Fed policy shifts, slowing economic growth and rising inflation, political machinations in Washington add another layer of complexity. The $3.5 trillion budget reconciliation bill, coupled with the $1.5 trillion "infrastructure" bill will substantially increase the deficit, and by extension, dramatically increase pressure on the Fed to expand its balance sheet. Many policy changes included in these bills could constrain business investment and employment growth. The negative impact could begin to surface around the time that the Fed has targeted to reduce its quantitative easing and begin to raise interest rates.

The Manor Fund

The Manor Fund generated a return of –1.30% net of all fees and expenses, during the quarter ending September 30, 2021, underperforming the S&P 500 index return of 0.23% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index return of –0.49%. The Fund outperformed both the S&P 500 index and comparable mutual funds during the trailing year with a return of 31.27% for the Fund compared to returns of 28.06% for the S&P 500 and 28.14% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 10.91%, 11.16%, and 11.70% for the Fund compared to annualized returns of 15.19%, 16.41%, and 16.36% for the S&P 500 index, and returns of 14.00%, 15.50%, and 15.27% for the Lipper Large-Cap Core mutual fund index.

During the 3rd Quarter of 2021, the Fund was helped by strong performance from Devon Energy Corp., NetApp, Inc., Booking Holdings, Inc., Microsoft Corporation, and JP Morgan Chase & Co. Devon Energy, a recent addition to the portfolio, moved higher as oil and natural gas prices rose, driven by the combination of increased demand and constraints on supply. The shares of NetApp, Inc. jumped when the company announced quarterly results. NetApp reported revenue and earnings above expectations, and raised earnings guidance for the coming quarter and fiscal year. The shares of Bookings Holdings rebounded from weakness early in the quarter, after the company announced operating results. Bookings beat revenue estimates, but earnings missed expectations. Strength in the shares reflect positive management comments about increased booking trends in the current quarter compared to the same period in the previous quarter. The shares of Microsoft rose steadily early in the quarter after the company reported revenue and earnings that exceeded estimates. Microsoft also raised the dividend and approved a new $60 billion share repurchase plan. The shares of JP Morgan Chase traded higher after the company reported revenue and earnings that were above expectations, and a reduction in net credit loss reserves. The shares rose again later in the quarter as interest rates rose, reflecting stronger economic conditions and a potential tapering of Fed liquidity injections. These factors contributed to a more favorable interest rate spread and improved lending profitability for the bank.

Notable laggards during the 3rd Quarter of 2021 include Skyworks Solutions, Inc., Applied Materials, Inc., D.R. Horton, Inc., Fidelity National, Inc., and Cummins, Inc. The shares of Skyworks solutions fell steadily throughout the quarter despite reporting revenue and earnings above expectations, raising revenue and earnings guidance for the coming quarter, and increasing the dividend. Weakness in the shares reflects concern that greater competition in the smart phone industry will negatively impact longer-term growth and profitability. The shares of Applied Materials traded in a choppy range through much of the quarter before declining at quarter-end. The company reported revenue and earnings above expectations, and raised revenue and earnings guidance for the coming quarter. Weakness in the shares reflects some consolidation in the share price after a strong run-up earlier in the year, and uncertainty in the semi-conductor industry due to manufacturing constraints. The shares of D.R. Horton rose early in the quarter after the company reported revenue and earnings above expectations and raised revenue guidance for the fiscal year.

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - September 30, 2021

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –99.6%		
Consumer Discretionary – 11.4%		
Booking Holdings*	100	237,387
D. R. Horton, Inc.	5,167	433,873
Lowes Companies	1,362	276,295
		947,555
Consumer Staples – 4.6%		
Kroger Company	3,642	147,246
PepsiCo, Inc.	1,563	235,091
		382,337
Energy – 6.0%		
Devon Energy	7,924	281,381
Valero Energy	2,995	211,357
		492,738
Financial – 11.9 %		
Chubb Corp.	910	157,867
JPMorgan Chase	1,997	326,889
Metlife, Inc.	2,712	167,412
PNC Financial	1,689	330,436
		982,604
Health Care – 10.7%		
AbbVie, Inc.	2,141	230,950
AmerisourceBergen	1,513	180,728
Anthem, Inc.	923	344,094
CVS Health Corp.	1,488	126,272
		882,044
Industrial – 6.4%		
Cummins, Inc.	1,331	298,889
Northrop Grumman	634	228,335
		527,224
Information Technology – 26.2%		
Applied Materials	4,276	550,450
Fidelity National	1,507	183,372
Microchip Tech	2,505	384,492
Microsoft Corp.	1,582	445,997
NetApp, Inc.	2,260	202,858
Skyworks Solutions	2,449	403,546
		2,170,715
Material – 6.6%		
Avery Dennison	2,637	546,413
		546,413
Communication Services – 10.5%		
AT & T, Inc.	2,461	66,472
Charter Comms.*	540	392,882
Facebook, Inc cl A*	1,206	409,304
		868,658
Utility – 1.1%		
AES Corporation	4,043	92,302
		92,302
Real Estate Investment Trust – 4.2%		
Equinix, Inc.	440	347,657
		347,657
TOTAL COMMON STOCKS (Cost $ 4,015,940)		8,240,247
SHORT-TERM INVESTMENTS – 0.4%		
1st Amer. Gov. Fund	36,381	36,381
TOTAL SHORT-TERM INVESTMENTS (Cost $ 36,381)		36,381
TOTAL INVESTMENTS – 100.0% (Cost $ 4,052,321)		8,276,628
Other Assets less Liabilities – Less than 0.1%		728
NET ASSETS 100.0%		$ 8,277,356

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - September 30, 2021

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index


40%
30%
20%
10%
0%
-10%
-20%
-30%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending September 30, 2021

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
3rd Quarter	**-1.30 %**	0.23 %	-0.49 %
1-Year	**31.27 %**	28.06 %	28.14 %
3-Year Annualized	**10.91 %**	15.19 %	14.00 %
5-Year Annualized	**11.16 %**	16.41 %	15.50 %
10-Year Annualized	**11.70 %**	16.36 %	15.27 %
Annualized since inception 9/26/95	**6.85 %**	9.94 %	8.12 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applied Materials	6.7 %
Avery Dennison	6.6 %
Microsoft Corp.	5.4 %
D.R. Horton, Inc.	5.2 %
Facebook, Inc. Cl A	4.9 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	26.2 %
Financial	11.9 %
Consumer Disc.	11.4 %
Health Care	10.7 %
Communication	10.5 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - September 30, 2021

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 98.2%		
Consumer Discretionary – 10.7%		
Amazon.com Inc.*	277	909,956
Dollar Tree, Inc.*	2,510	240,257
LKQ Corp.*	6,255	314,752
		1,464,965
Financial – 2.2%		
Chubb Limited	1,768	306,713
		306,713
Health Care – 22.9%		
AbbVie, Inc.	2,616	282,188
Bristol-Myers	4,802	284,134
CVS Health Corp.	5,326	451,964
Eli Lilly & Co.	3,034	701,006
Regeneron Pharma*	575	347,978
Thermo Fisher	988	564,474
UnitedHealth	1,244	486,081
		3,117,825
Industrial – 6.9%		
Landstar System	2,326	367,090
United Rentals, Inc.*	1,640	575,525
		942,615
Information Technology – 37.8 %		
Akamai Tech., Inc.*	3,613	377,884
Apple, Inc.	10,311	1,459,006
Fidelity National	3,004	365,527
MKS Instruments	2,475	373,502
MasterCard Inc.	1,010	351,157
Microsoft Corp.	2,505	706,209
ON Semiconductor*	15,113	691,722
PTC, Inc.*	3,191	382,250
Qualcomm, Inc.	3,413	440,209
		5,147,466
Material – 4.2%		
Sherwin Williams	2,058	575,684
		575,684
Communication Services – 13.5%		
Activision Blizzard	4,090	316,525
Alphabet Inc. Cl A*	179	478,560
Alphabet Inc. Cl C*	179	477,091
Charter Comm.*	775	563,859
		1,836,035
TOTAL COMMON STOCKS (Cost $6,215,137)		13,391,303
SHORT-TERM INVESTMENTS – 1.8%		
1st Amer. Gov. Fund	241,002	241,002
TOTAL SHORT-TERM INVESTMENTS (Cost $ 241,002)		241,002
TOTAL INVESTMENTS – 100.0% (Cost$ 6,456,139)		13,632,305
Other Assets less Liabilities – Less than 0.1%		3,767
NET ASSETS – 100.0%		13,636,072

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - September 30, 2021

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending September 30, 2021

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
3rd Quarter	**-0.23 %**	0.23 %	0.48 %
1-Year	**25.15 %**	28.06 %	26.83 %
3-Year Annualized	**15.82 %**	15.19 %	21.44 %
5-Year Annualized	**17.12 %**	16.41 %	22.05 %
10-Year Annualized	**15.34 %**	16.36 %	18.59 %
Annualized since inception 6/30/99	**7.18 %**	7.18 %	6.50 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	10.7 %
Amazon.com, Inc.	6.7 %
Microsoft Corp.	5.2 %
Eli Lilly & Co.	5.1 %
ON Semiconductor	5.1 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	37.8 %
Health Care	22.9 %
Communication	13.5 %
Consumer Disc.	10.7 %
Industrial	6.9 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - September 30, 2021

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 97.6%		
U.S Treasury 1.500 % Due 01-31-22	50,000	50,230
U.S. Treasury 1.250 % Due 07-31-23	300,000	305,496
U.S. Treasury 2.500 % Due 08-15-23	225,000	234,396
U.S. Treasury 0.500 % Due 02-28-26	400,000	393,375
U.S. Treasury 1.500 % Due 08-15-26	150,000	153,814
U.S. Treasury 2.875 % Due 05-15-28	100,000	110,313
U.S Treasury 1.750 % Due 11-15-29	325,000	334,217
U.S Treasury 0.625 % Due 05-15-30	175,000	163,516
TOTAL U.S. GOVERNMENT BONDS		1,745,357
(Cost $ 1,699,996)		
SHORT-TERM INVESTMENTS – 1.4%		
1st American Treasury Obligation Fund	25,936	25,936
TOTAL SHORT-TERM INVESTMENTS		
(Cost $ 25,936)		25,936
TOTAL INVESTMENTS – 99.0%		
(Cost $ 1,725,932)		1,771,293
Other Assets less Liabilities – Net – 1.0%		17,926
NET ASSETS - 100.0%		$ 1,789,219

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - September 30, 2021

(Unaudited)

Fund Performance


Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
15%
10%
5%
0%
-5%
-10%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending September 30, 2021

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
3rd Quarter	**-0.28 %**	0.03 %	-0.01 %
1-Year	**-3.14 %**	-1.65 %	-1.37 %
3-Year Annualized	**3.19 %**	4.32 %	4.00 %
5-Year Annualized	**1.11 %**	2.16 %	1.98 %
10-Year Annualized	**0.57 %**	2.03 %	1.81 %
Annualized since inception 6/30/99	**1.90 %**	4.02 %	3.79 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 0.500% Due 02-28-26	22.0 %
US Treasury 1.750% Due 11-15-29	18.7 %
US Treasury 1.250% Due 07-31-23	17.1 %
US Treasury 2.500% Due 08-15-23	13.1 %
US Treasury 0.625% Due 05-15-30	9.1 %

(Continued from page 3)
The shares declined later as concerns about rising interest rates and a cooling of the super-heated housing markets began to surface. The shares of Fidelity National fell sharply when the company announced operating results. Fidelity National reported revenue and earnings above expectations, but reduced earnings guidance for the coming quarter and fiscal year. The weak guidance, coupled with concerns about rising interest rates, pressured the stock over the balance of the quarter.

During the quarter we liquidated our position in Cabot Oil & Gas and used the proceeds to purchase Devon Energy Corp. Cabot Oil & Gas struggled to outperform other firms in the energy industry, and agreed to a merger with Cimarex Energy that seemed to have limited synergistic benefits. Devon Energy is well positioned to perform well in a strong energy market, and has been an acquirer of companies that strategically fit with their long-term strategy.

The Growth Fund

The Manor Growth Fund generated a return of -0.23% net of all fees and expenses, during the quarter ending September 30, 2021, underperforming the S&P 500 index return of 0.23% and comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, return of 0.48%. The Fund underperformed the S&P 500 index and the Lipper Large-Cap Growth mutual fund index during the trailing year with a return of 25.15% for the Fund, compared to 28.06% for the S&P 500 index, and 26.83% for the Lipper index. The Fund outperformed the S&P 500 index for the trailing 3-year and 5-year periods with returns of 15.82% and 17.12% for the Fund, compared to 15.19% and 16.41% for the index, but underperformed the Lipper Large-Cap Growth index returns of 21.44% and 22.05%. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 10-year period with a return of 15.34% for the Fund compared to returns of 16.36% for the S&P 500, and 18.59% for the Lipper index. The Fund returned 7.18% since inception, in line with the S&P 500 index return of 7.18%, but outperformed the Lipper Large-Cap Growth index of 6.50%.

During the 3rd Quarter of 2021, the Fund was helped by strong performance from ON Semiconductor Corp., Alphabet, Inc., Thermo Fisher Scientific, United Rentals, Inc., and Apple, Inc. The shares of ON Semiconductor jumped when the company announced operating results. The company reported revenue and earnings above expectations, and raised revenue and earnings guidance for the coming quarter. The shares dipped slightly when the company announced the acquisition of GT Advanced Technologies, but then reversed higher through quarter-end. The shares of Alphabet rose steadily throughout the quarter, extending a rally that stretches back to last year. Alphabet reported revenue and earnings above expectations, and total advertising revenue up 69% year-over-year. The shares of Thermo Fisher Scientific rose after the company reported quarterly revenue and earnings that exceeded expectations, and raised revenue and earnings guidance for fiscal year 2021. The shares of Thermo jumped again later in the quarter when the company raised revenue and earnings guidance for fiscal year 2022 at an investor conference. The shares of United Rentals rose after the company reported revenue above expectations and raised revenue guidance for the next quarter. The shares of Apple rose steadily throughout the early part of the quarter. Apple reported revenue and earnings above expectations, and announced that gross margins, and results in all product categories, exceeded expectations. The stock traded down later in the quarter on concerns that greater competition in the smart phone industry could pressure gross margins.

Notable laggards during the 3rd Quarter of 2021 include Activision Blizzard, Inc., PTC, Inc., MKS Instruments, Inc., Fidelity National, Inc., and Qualcomm, Inc. The shares of Activision Blizzard traded lower throughout the quarter. The company reported revenue and earnings above expectations, but lowered earnings guidance for the coming quarter. Some of the downward pressure in the stock was related to ongoing litigation with Apple. The shares of PTC, Inc. fell despite announcing strong operating results. PTC reported revenue and earnings above expectations, and raised revenue and earnings guidance for the fiscal year. The shares of MKS Instruments traded lower early in the quarter after the company announced the acquisition of Atotech in a cash and stock deal. The shares rebounded somewhat later in the quarter after the company announced

revenue and earnings above expectations, and reaffirmed revenue and earnings guidance for the coming quarter. The rebound, however, was not enough to overcome the previous decline. The shares of Fidelity National fell sharply when the company announced operating results. Fidelity National reported revenue and earnings above expectations, but reduced earnings guidance for the coming quarter and fiscal year. The weak guidance, coupled with concerns about rising interest rates, pressured the stock over the balance of the quarter. The shares of Qualcomm rose early in the quarter as the company reported quarterly revenue and earnings above expectations, and raised earnings guidance for the next quarter. The shares slumped late in the quarter when Qualcomm entered a competing bid to acquire Veoneer, which already had a pending agreement to be acquired by Magna, International.

The Bond Fund

The Manor Bond Fund generated a return of –0.28%, net of all fees and expenses, during the quarter ending September 30, 2021, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –0.01%, and the Lipper US Government mutual fund index return of 0.03%. The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index, and the Lipper US Government mutual fund index during the trailing year with a return of –3.14% for the Fund compared to –1.37% for the Bloomberg index and –1.65% for the Lipper index. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 3.19%, 1.11%, and 0.57% for the Fund, compared to returns of 4.00%, 1.98%, and 1.81% for the Bloomberg Barclay Intermediate Treasury index, and returns of 4.32%, 2.16%, and 2.03% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities.

The Very Complicated Case

Recent quarterly earnings announcements provided some early indications of an economic slowdown. Revenue and earnings over the past 15 months have been juiced by blank check stimulus spending. At the same time, year-over-year comparisons look overly attractive when compared to lockdown induced spending reductions of 2020. Top line revenue growth will suffer as it becomes more difficult for consumers to maintain their spending levels as stimulus payments end and extended unemployment benefits expire. At the same time, structural issues in the economy will increase operating costs. Supply chain constraints caused production cutbacks in a number of industries, while rising raw material and transportation costs pressure operating margins. These factors may be "transitory", but extended unemployment benefits have reduced work incentives and increased labor costs that will be difficult to reverse.

We expect to encounter higher market volatility in both the stock and bond markets as the economy transitions from the stimulus-induced rebound to a more moderate economic expansion. The Fed will need to proceed cautiously as it tapers its liquidity injections and begins to raise interest rates. Based on the experience of previous Fed policy shifts, the transition may increase uncertainty as the Fed adjusts its policy actions in an attempt to manage market reactions. As investment managers we know that the immediate impact of those policy changes are beyond our control and that our best course of action is to focus on the investment discipline that has guided us successfully through difficult markets in the past. We believe that company fundamentals matter and that an investment strategy built on that belief has the best opportunity for success over the long term. We will continue to search for companies that demonstrate the potential to grow revenue and earnings despite the complexities of recent events. We aim to invest in those companies whose shares are priced attractively relative to those fundamentals. We believe that well diversified investment portfolios based on this philosophy has the best chance to handle "a lotta of the ins and outs" of our very complicated markets.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101